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                                                                 Exhibit 10.11

                              AMENDMENT TO LEASE

     This Amendment to Lease ("Amendment") is made this 12th day of May, 1999 by and between Harry Locklin ("Lessor") and Affymetrix, a California corporation ("Lessee").

                                   RECITALS

A.   Lessor and Lessee entered into that certain Standard
     Industrial/Commercial Single-Tenant Lease-Not dated December 5, 1994 (the "Lease").

B. The original term of the Lease expires April 30, 2000, but is subject to extension, at the election of Lessee, by virtue of two (2) options contained in the Lease to extend the term for (3) years each.

C. The parties wish to amend the Lease to reflect, among other things, the extension of the original term and to affirm the remaining option to extend.

     NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are herein acknowledged, the parties agree as follows:

                                     TERMS

1. Lessor and Lessee, by checking the appropriate option below, have elected to extend the original term of the Lease at the Base Rent stated, and the unchecked option shall have no force or effect. This Amendment shall be unenforceable if both options are checked.

     [ ] The original term of the Lease is hereby extended for a period of five (5) years, commencing May 1, 2000 and ending April 30, 2005, said period hereby being referred to as the "Extension Period." Base Rent during Extension Period shall be thirty-four thousand eight hundred twenty-five dollars ($34,825) per month.

     [x] The original term of the Lease is hereby extended for a period of three (3) years, commencing May 1, 2000 and ending April 30, 2003, said period hereby being referred to as the "Extension Period." Base Rent during Extension Period shall be thirty-five thousand seven hundred eighty-two dollars ($35,782) per month.

2.   Sections 12 and 16 of the Addendum to Lease are hereby deleted.

3. Section 6 of the Addendum to Lease is hereby modified to indicate that Lessee has one (1) remaining option to extend the term of the Lease with the Base rent to be determined as set forth therein.

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4.   Lessee hereby covenants and warrants that it has not dealt with any third party (other than its attorney) in negotiating this Amendment, and hereby agrees to indemnify Lessor harmless from all claims made by third parties for any commissions or other fees based in whole or in part upon this Amendment of any of the terms and/or conditions contained herein.

5. Except as hereby modified, and as modified by the First Amendment and Second Amendment, the Lease remains unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment.

                                       LESSOR:
                                       HARRY LOCKLIN

                                       /s/ Harry Locklin
                                       -----------------

                                       Date: 6/21/99
                                             -----------

                                       LESSEE:
                                       AFFYMETRIX,
                                       A CALIFORNIA CORPORATION

                                       BY: /s/ ILLEGIBLE
                                           -------------

                                       ITS: President/CEO
                                            -------------

                                       Date: 12 May 99
                                             ------------

                             Approved for signature   / /s/ ILLEGIBLE/
                             by AFFX Legal Dept.      / 5/12/99      /

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